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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  October 17, 1997
                                                         ----------------



                            SLM FUNDING CORPORATION
                            -----------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1,
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                     and the SLM Student Loan Trust 1997-4)


Delaware                33-95474/333-2502/333-24949        23-2815650
--------                ---------------------------        ----------
(State or other         (Commission File                   (I.R.S. employer
Jurisdiction of         Numbers)                           Identification No.)
Incorporation)



                              777 Twin Creek Drive
                              Killeen, Texas 76543
                    ----------------------------------------
                    (Address of principal executive offices)

                 Registrant's telephone number:  (817) 554-4500





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Item 5.          Other Events

                 On or about November 12, 1997, SLM Student Loan Trust 1997-4, a newly formed Delaware Business Trust (the "Trust"), intends to issue Floating Rate Class A-1 and Class A-2 Student Loan-Backed Notes in the aggregate principal amount of $2,477,000,000 (the "Notes") and Floating Rate Student Loan-Backed Certificates in the aggregate principal amount of $89,900,000 (the "Certificates," and, together with the Notes, the "Securities"). The Trust intends to issue the Notes pursuant to an Indenture, dated as of November 1, 1997, among the Trust, Chase Manhattan Bank USA, National Association, as eligible lender trustee (the "Eligible Lender Trustee"), and Bankers Trust Company, as Indenture Trustee. The Trust intends to issue the Certificates pursuant to a Trust Agreement, dated as of November 1, 1997, between the Registrant and the Eligible Lender Trustee.

                 In connection with the sale of the Securities, Morgan Stanley & Co. Incorporated, a broker-dealer acting as an underwriter on behalf of the Registrant ("Morgan Stanley"), has advised the Registrant that it has furnished to a prospective investor written Structural Term Sheets (as defined in Distribution of Certain Written Materials Relating to Asset-Backed Securities (February 17, 1995) (response to no-action request from the Public Securities Association)) (the "Computational Materials") with respect to the Securities after the effective date of Registration Statement No. 333-24949 (the "Registration Statement") but before the final prospectus (including both the base prospectus and the prospectus supplement) became available and was delivered to the prospective investor. Morgan Stanley has further advised the Registrant that the Computational Materials were furnished to the prospective investor at such prospective investor's request in order to assist the investor in determining whether the proposed structure for the sale of the Securities would meet the investor's needs. The contents of this Current Report on Form 8-K shall be deemed to be incorporated by reference in the Registration Statement and to be a part thereof from the date of filing hereof.


Item 7.          Financial Statements, Pro Forma Financial Statements and
                 Exhibits

                 (c)  Exhibits

                          99.1    Computational Materials





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 6, 1997

                                       SLM FUNDING
                                         CORPORATION

                                       By:  /s/ ROBERT R. LEVINE
                                           ----------------------------
                                       Name:    Robert R. Levine
                                       Title:   Chief Financial Officer





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                               INDEX TO EXHIBITS

                                                                Sequentially
         Exhibit                                                Numbered
         Number              Exhibit                            Page
         -------             -------                            ------------

         99.1                Computational Materials





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